DFA INVESTMENT DIMENSIONS GROUP INC.

Enhanced U.S. Large Company Portfolio
(Institutional Class Shares, Class R1 Shares and Class R2 Shares)
U.S. Small Cap Value Portfolio
(Institutional Class Shares)
U.S. Small Cap Portfolio
 (Institutional Class Shares, Class R1 Shares and Class R2 Shares)
U.S. Micro Cap Portfolio
(Institutional Class Shares)

SUPPLEMENT TO PROSPECTUSES DATED MARCH 29, 2008

Effective February 28, 2009, each of the following Portfolios of DFA Investment Dimensions Group Inc. (“DFAIDG”) will no longer seek to achieve its investment objective by investing all of its assets in shares of a corresponding series (each a “Master Fund”) of The DFA Investment Trust Company (the “Trust”) in a master-feeder structure:

Portfolio Enhanced U.S. Large Company Portfolio U.S. Small Cap Value Portfolio U.S. Small Cap Portfolio U.S. Micro Cap Portfolio	Corresponding Master Fund The Enhanced U.S. Large Company Series The U.S. Small Cap Value Series The U.S. Small Cap Series The U.S. Micro Cap Series

Instead, each Portfolio’s assets will be managed directly in accordance with the Portfolio’s investment objective and strategies, pursuant to an investment management agreement between DFAIDG, on behalf of the Portfolio, and Dimensional Fund Advisors LP (“Dimensional”), which previously was the manager of the Portfolio’s corresponding Master Fund’s assets. Each Portfolio is currently the sole feeder portfolio shareholder in its corresponding Master Fund.

The terms of DFAIDG’s investment management agreement, on behalf of each Portfolio, with Dimensional, including the management fee, are identical to the terms of the Trust’s investment management agreement with Dimensional relating to the Portfolio’s corresponding Master Fund. Each Portfolio’s annual operating expenses are expected to remain substantially the same following the Portfolio’s change from a master-feeder structure to a direct investing portfolio as the annual operating expenses would have been had the Portfolio remained as the sole feeder portfolio shareholder of its corresponding Master Fund. Stephen A. Clark and Robert T. Deere, the portfolio managers who coordinate the efforts of all other portfolio managers with respect to the Domestic Equity Portfolios, and who currently are the portfolio managers of each Master Fund, will be primarily responsible for the day-to-day management of each Portfolio following the discontinuation of each Portfolio’s investment in its corresponding Master Fund.

The date of this Supplement is January 6, 2009.